BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 1, 2018

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

AB GLOBAL DYNAMIC ALLOCATION PORTFOLIO

Effective immediately, Vadim Zlotnikov no longer serves as a Portfolio Manager of AB Global Dynamic Allocation Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Daniel Loewy, Chief Investment Officer and Co-Head of Multi-Asset Solutions, has managed the Portfolio since its inception in 2011. Brian T. Brugman, Ph.D., Portfolio Manager on the Multi-Asset team, has managed the Portfolio since 2016.

In the section entitled “Additional Information About Management – The Subadviser,” the seventh paragraph regarding Mr. Zlotnikov is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE